China Precision Steel, Inc.

Investor Presentation

May 2008

China Precision Steel, Inc.

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:
Any statements set forth in this presentation that are not historical facts are forward-
looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as industry cyclicality and over capacity, increased price of raw materials, increased cost related to environmental compliance, ability to compete with international steel companies, regulatory changes in China and the U.S., and other information detailed from time to time in the China Precision
Steel filings and future filings with the United States Securities and Exchange
Commission.

The forward-looking statements contained in this presentation are made only of this date, and China Precision Steel is under no obligation to revise or update these forward-looking statements.

Equity Snapshot

        Listed on the NASDAQ

Symbol:

CPSL

Price (05/16/08):

$5.98

Market Cap:

$274.0 M

Shares Outstanding:

45.9 M

Revenues (ttm):

$76.0 M

Net Income (ttm):

$13.6 M

Fiscal Year Ends:

June 30

Auditors:

Moore Stephens

Legal:

Thelen Reid

Corporate Overview

China Precision Steel is a niche precision steel processing
company that processes highly specialized precision ultra-thin and high strength (7.5 mm to 0.03 mm) cold-rolled steel products

Exclusive rights to commercialization of technology

Headquarters: Sheung Wan, Hong Kong

20,000 square meters production facilities in Shanghai

280 employees

1/2 tax rate through 2008

Key Accomplishments

July 2002: Shanghai Chengtong Precision Strip Co., Ltd established in Shanghai as a sino-foreign JV

Feb 2003: Commenced production of cold rolled steel products

June 2004: Became a wholly-foreign owned enterprise (“WFOE”)

Sept 2005: Laid foundation for phase II new facility consisting two cold rolling mills of width 1400 mm and 1700 mm

Aug 2006: Submitted proxy statement to the SEC for a reverse takeover transaction with NASDAQ listed OraLabs Holdings, Inc. (NASDAQ: OLAB)

Sept 2006: Submitted listing application to NASDAQ for listing of the surviving entity under the name China Precision Steel, Inc.

Oct 2006: Commenced production from 1400mm cold
rolling mill of the new facility

Dec 29, 2006: Began trading on NASDAQ
under ticker CPSL

April 25, 2007: NASDAQ closing bell
ceremony in honor of CPSL

Nov 6, 2007: China Precision Steel successfully
completes $47.9 Million Financing

2008: Commence Construction of third rolling
mill

Investment Highlights

Rapidly growing niche segment

Developing leading brand in China

Expanding manufacturing capacity

Experienced management team

Expanding to international markets

Patent protected technology

Hot Roll & Cold Roll Technology

Higher Value
Add

Slabs => raw material for Hot-Rolling Mills

Hot-Rolling (“HR”)

Hot-rolled products include hot-rolled steel strips and hot-
rolled sheets cut from the strips, all of which were
manufactured by the hot strip mill

Main usage: auto, home structures, pipes, home appliances

CRC is manufactured by additional processing of HRC

Cold-Rolling (“CR”)

Created with further processing of hot-rolled products, CRC
steel has better strength, drawability, formability, paintability

Higher value add, higher tech content, higher precision

Production lines are expensive and mostly imported

Main usages: home appliances, autos, packaging, exterior
construction materials

Take commodity steel and create premium specialty steel

Focus on niche markets with sustainable margins

High value products allows raw material price fluctuations to be passed on to customers

Increasingly expand manufacturing capacity

Higher average selling price on new capacity yields higher profit margin

Building highly competitive national leading brand

Leverage China’s lower operating cost base at

    international standards

Business Strategy

Strong Market Position

Relatively new niche to China

China’s high precision steel industry lags behind the

   international standards

Limited domestic competition

ONLY Chinese manufacturer producing cold rolled steel with

Width greater than 1000 mm - up to 1700mm

More than 2.5mm in thickness - up to 7.5 mm

Prices are generally 10% less than international competitors with faster delivery time and equal quality

.

Specialty Steel Products

Ultra-thin and high-strength cold-rolled precision steel strips ranging from 7.5 mm to 0.03 mm

40 different types of precision steel products

Over one hundred specifications

Product Category

Gross Margins

Applications

Low carbon cold-rolled steel

Thickness: 0.03 to 7.5 mm

10% - 30%

Food packaging, steel roofing,
kitchen tools, drawer slide rails

High carbon cold-rolled steel

Thickness: 0.5 to 7.5 mm

20% - 40%

Automobile components, saw
blades, weaving needles, springs

NESCAFÉ
Coffee-mate
EIGHT O'CLOCK
Nestea
MAXX
MAXX
MAXX
MAXX
X.O

10/04/2006

11

Food Packaging

Low Carbon Steel Series

Steel Roofs

Home Appliances

Automobile Components

Grinding Pieces

Saw Blades

Weaving Needles

Bearing Springs

Mechanical Components

Clutch

Saw

Weaving needle

Plane Friction Disk

Knives

High Carbon Steel Series

354.1%
270.3%
175.4%
133.5%
70.8%
Autos
Sedans
Containers
Refrigerators
Air-conditioners

13

Source: Steelhome.cn

Growth Rate in China 2000- 2005

Growth Drivers

China’s booming economy and growing exports support increasing nationwide demand for:

Automobile parts

Saw blades

Weaving needles

Microelectronics

Packing and containers

Domestic market for cold-rolled steel sheets is estimated at

   20 million tons

Chinese production = less than 15% of domestic demand

Imports = 85% - 90% of total demand

Rapid Capacity Expansion

Install 3 cold-rolling mills

1100 mm width 100,000 tons
capacity

1700 mm width

150,000 tons capacity

Operating at 50%
capacity

Currently under
construction

1400 mm width
150,000 tons
capacity

Operating at full
capacity of 70,000 tons
(complex products)

Enhanced Competitive Position

Increased

Production

Capacity

Added

competitive

edge

Expanded

product

range

Annual capacity of 400,000 tons expected upon full
utilization from third cold-rolling press which is expected to begin operation by early calendar year 2009.

1400 mm cold-rolling mill enables expansion of products, e.g.
automobile seatbelt springs

Focus production on high strength steel and ultra-thin steel and optimizes manufacturing efficiency

Capability to process cold-rolled steel in thicknesses up to
7.5mm.

ONLY manufacturer in the PRC capable of delivering cold
rolled steel coils of more than 2.5 mm in thickness and up to
1700mm width

Development and advancement of precision steel production processing techniques

Developed production of special ultra-thin but sturdy cold-rolled precision steel products

Ratio of width to thickness of 10,000 times

Specific projects include

Coiled springs for automotive seat belts

Steel for igniters in automotive air bag inflation devices

Engineers constantly interact with customers

Annual research and development budget is

  set each year at approximately 1% of revenue

Research and Development

International Quality Control

Accreditation of the International Organization for Standardization

  (“ISO”) Technical Standards (“TS”) 16949 in 2004

ISO Technical Specifications are compatible with global automotive industry quality system standards

American (QS-9000)

German (VDA6.1)

French (EAQF)

Italian (AVSQ)

ISO/TS 16949

American

(QS-9000)

German

(VDA6.1)

French

(EAQF)

Italian

(AVSQ)

Leada Tak Tai Li, Chief Financial Officer

Assistant to Chairman at STAR Pharmaceutical Limited

Audit assistant at KPMG, Hong Kong

Investment Analyst at Suez Asia Holdings (HK) Limited

Bachelor with dual major in Accounting and Finance, University of Melbourne in Australia

Master of Science Degree in Accounting and Finance, Napier University, United Kingdom.

Management Team

Wo Hing Li, Chairman

Chairman and Executive Director since July 2002

Non-Executive Director of China Petrotech Holdings Limited

Master Degree in Business Administration, Murdoch University of Australia

PhD in Management, the University of International Business & Economics of China and

  the European University of Ireland

Hai Sheng Chen, General Manager, Senior Engineer

Co-founder of China Precision Steel

Executive MBA Degree, China Europe International Business School and a

Bachelors Degree in Metallic Pressure Processing, Beijing University of Science and

  Technologies

$17.42
$53.15
$34.88
$53.96
$59.19
2004
2005
2006
2007
9 mos 2008

20

Revenue Growth

Revenues (in US$ millions)

$18
$12
$6
$0
40%
30%
20%
10%
0%
5.8%
$1.01
14.3%
$7.58
28.6%
$10.00
27.9%
$15.03
28.8%
$17.02
2004
2005
2006
2007
9 mos 2008
Gross Profit ($M)
Gross Margin

21

Rising Gross Profit and High Margins

$16
$12
$8
$4
$0
30%
25%
20%
15%
10%
5%
0%
1.1%
$0.20
12.0%
$6.03
24.1%
$8.41
15.4%
$8.30
21.4%
$12.69
2004
2005
2006
2007
9 mos 2008
Net Income ($M)
Net Margin

22

Rising Net Profit

Select Balance Sheet Data

In $millions

3Q 2008

FY 2007

Cash and Equivalents

$14.30

$5.50

Current Assets

$107.25

$41.34

Total Assets

$157.22

$82.16

Current Liabilities

$46.09

$26.76

Long-term Liabilities

  $0.00

  $6.88

Shareholders’ Equity

$111.13

$51.10

Investment Highlights

Well positioned to dominate ultra-thin, high strength and ultra-wide cold-rolled steel industry in China

Focus on high-value, high margin products

Market growth from increasing production of exports

   and domestic products

Expanding production capacity

Strong competitive advantages in domestic and

    international marketplace

Experienced management team

China Precision Steel, Inc.       CCG Investor Relations

Leada Li, CFO                               Crocker Coulson, President

123 Lao Dong Road, Xuhang County              1325 Avenue of the Americas, Suite 2800

Jiading District,                           New York, NY 10019

Shanghai, 201809               Phone: 646-213-1915

The People’s Republic of China                                                                    E-mail:
crocker.coulson@ccgir.com

Phone: +86 21 5994 8500                      Web Site: www.ccgelite.com

E-mail: LeadaLi@biznetvigator.com

Web Site: www.chinaprecisionsteelinc.com

Contact Information

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